THE DUNHAM FUNDS

Dunham Real Estate Stock Fund

( a series of AdvisorOne Funds)

Supplement dated January 1, 2007 (effective at the close of business)

To the Prospectuses for Class C and Class N Shares, each dated

February 28, 2006

Effective January 1, 2007, Ten Asset Management, Inc. replaced Lee Munder Capital Group as Sub-Adviser to the Dunham Real Estate Stock Fund.  The following supersedes any contrary information contained in the Funds’ current Prospectuses.

Sub-Advisers

Dunham Real Estate Stock Fund

Ten Asset Management, Inc. (Ten) located at 171 Saxony Road, Suite 105, Encinitas, CA 92024, is a California Corporation founded in the year 2004. Ten had approximately $370 million in assets under management as of August 30, 2006. Ten is an active investment manager focusing on investing using a systematic controlled process that is based upon sound economic principles.  The firm manages assets in the long equity area and the long/short equity space. Additionally, Ten’s founding members have experience working with one another, as the three executives who founded the firm previously served as principals at a prior company.

Robert Zimmer

Primary Portfolio Manager

Robert Zimmer serves as the lead portfolio manager for the Dunham Real Estate Stock Fund and is primarily responsible for the day-to-day investment decisions of the Fund.  Robert, who co-founded Ten Asset Management, Inc. in December, 2004, came to Ten from Freeman Associates where he began his career, and most recently served as Senior Vice President of portfolio management. Mr. Zimmer was responsible for overall portfolio constructions and implementation. Additionally he executed numerous client projects in areas including customized solutions, risk budgeting and asset allocation. An advisor to the University of California, San Diego, student foundation; Robert is a frequent speaker on investments at the undergraduate and graduate level at several universities. He is a member of the Society of Quantitative Analysts.

John Cuthbertson, Ph.D., CFA

Associate Portfolio Manager & Analyst

Dr. Cuthbertson assists Mr. Zimmer in managing the Dunham Real Estate Stock Fund’s portfolio. His responsibilities at Ten Asset Management include strategy engineering, development, portfolio optimization, attribution analysis and the oversight of all ongoing research. He develops and evaluates potential indicators of future stock performance using historical simulation of strategies and statistical analysis, etc. He is responsible for the overall development and integration of Ten’s optimized portfolio selection system.  John previously worked at Investment Research Company, which he joined in 1996 from the University of California, San Diego and served as Vice President and Senior Research Analyst, responsible for fundamental research. He wrote and integrated software for the firm’s optimized portfolio selection system used to create and re-balance client portfolios. He was responsible for building the firm’s research database, integrating data from multiple sources. Dr. Cuthbertson also developed analytical tools for evaluating and attributing performance of strategies and signals. Dr. Cuthbertson received his Ph.D. from Princeton University. He serves as a member of the Board of Directors and Education Committee Chairman for the Financial Analysts Society of San Diego. John is also a member of the Chicago Quantitative Alliance (CQA).

Please retain this supplement for future reference.